UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 1, 2019

Date of Report

VENTURE VANADIUM INC.

(Exact name of registrant as specified in its charter)

Nevada

333-215459

32-0507158

(State or other jurisdiction of incorporation)

(Commission File Number)

(IRS Employer Identification No.)

One Oxford Centre, 301 Grant Street, Suite 4300, Pittsburgh, 15219

(Address of principal executive offices)

412-577-2499

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933

(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01. Changes in Company's Certifying Accountant.

Dismissal of Independent Registered Public Accounting Firm.

On January 28, 2019, we engaged DylanFloyd Accounting & Consulting ("DylanFloyd") as our independent registered public accounting firm  to  audit  the  Company’s  consolidated  financial  statements  for  the  fiscal  year  ended  October  31,  2018.  Effective  October  31,  2019,

Venture  Vanadium  Inc.  (the  "Company")  dismissed  DylanFloyd  as  the  Company's  independent  registered  public  accounting  firm.  The dismissal was recommended and approved by the Company's board of directors.

The reports of DylanFloyd regarding the Company's financial statements for the fiscal year ended October 31, 2018, the quarterly period ended January 31, 2019, the quarterly period ended April 30, 2019 and the quarterly period ended July 31, 2019 of the Company did not contain  an  adverse  opinion  or  disclaimer  of  opinion  and  were  not  qualified  or  modified  as  to  uncertainty,  audit  scope,  or  accounting principles, except that such reports contained an explanatory paragraph with respect to uncertainty as to the Company's ability to continue as a going concern.

During  the  fiscal  year  ended  October  31,  2018,  the  quarterly  period  ended  January  31,  2019,  the  quarterly  period  ended  April  30,  2019 and  the  quarterly  period  ended  July  31,  2019  of  the  Company  and  through  October  31,  2019,  there  were  (i)  no  disagreements  between the  Company  and  DylanFloyd  on  any  matter  of  accounting  principles  or  practices,  financial  statement  disclosure,  or  auditing  scope  or procedure,  which  disagreements,  if  not  resolved  to  the  satisfaction  of  DylanFloyd,  would  have  caused  DylanFloyd  to  make  reference thereto in their reports on the Company's consolidated financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Engagement of New Independent Registered Public Accounting Firm.

On  October  31,  2019,  the  Company  engaged  Fruci  &  Associates  II,  PLLC  ("Fruci")  to  serve  as  the  Company's  independent  registered public accounting firm for the fiscal year ending October 31, 2019. Fruci will be performing reviews of the balance sheet of the Company as  of  October  31,  2019  and  the  related  statements  of  operations,  changes  in  stockholders’  equity,  cash  flows,  and  the  related  notes  and schedules for the years then ended to be included in the Company’s annual reports on Form 10-K for the year ended October 31, 2019.

During each of the Company’s two most recent fiscal years and through the date of this report, (a) the Company has not engaged Fruci as  either  the  principal  accountant  to  audit  the  Company’s  financial  statements,  or  as  an  independent  accountant  to  audit  a  significant subsidiary  of  the  Company  and  on  whom  the  principal  accountant  is  expected  to  express  reliance  in  its  report;  and  (b)  the  Company  or someone on its behalf did not consult Fruci with respect to (i) either: the application of accounting principles to a specified transaction,

either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any other matter that was either the subject of a disagreement or a reportable event as set forth in Items 304(a)(1)(iv) and (v) of Regulation S-K.

During  the  Company's  two  most  recent  fiscal  years  ended  October  31,  2018  and  2017,  neither  the  Company  nor  anyone  acting  on  its behalf consulted with Fruci regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed;

(ii) the type of audit opinion that might be rendered on the Company's financial statements by Fruci, nor did Fruci provide written or oral advice  to  the  Company  that  Fruci  concluded  was  an  important  factor  considered  by  the  Company  in  reaching  a  decision  as  to  any accounting, auditing or financial reporting issues; or (iii) any other matter that was the subject of a "disagreement" or "reportable event"

(as such terms are described in Items 304(a)(1)(iv) and (v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 16.1

Letter of DylanFloyd dated November 6, 2019, addressed to the United States Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTURE VANADIUM INC.

Date: November 8,  2019

By: /s/ Ian Ilsley

Ian Ilsley

President